EXHIBIT 24.1

                             POWER OF ATTORNEY
                             -----------------
              (Red Lion Supplemental Employee Retirement Plan)

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of RED LION HOTELS, INC., does hereby constitute and appoint DAVID J. JOHNSON and BETH A. UGORETZ and each of them, his or her true and lawful attorney and agent to do any and all acts and things and to execute in his or her name (whether on behalf of Red Lion Hotels, Inc. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Red Lion Hotels, Inc. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of deferred compensation obligations pursuant to the Red Lion Supplemental Employee Retirement Plan, including specifically, without limitation, power and authority to sign his or her name (whether on behalf of Red Lion Hotels, Inc. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 31, 1996



DAVID  J. JOHNSON                      C. MICHAEL VERNON
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David  J. Johnson                      C. Michael Vernon



TODD A. FISHER                         MICHAEL W. MICHELSON
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Todd A. Fisher                         Michael W. Michelson



EDWARD A. GILHULY
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Edward A. Gilhuly